                          CERTIFICATE OF INCORPORATION

                                       OF

                               SELVAC CORPORATION

                                    * * * * *



     1. The name of the corporation is

                               SELVAC CORPORATION

     2. The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     4. The total number of shares of stock which the corporation shall have authority to issue is one thousand (1,000) and the par value of each of such shares is One Dollar ($1.00), amounting in the aggregate to One Thousand Dollars ($1,000.00).

     5. The name and address of each incorporator is as follows:

     NAME                                            MAILING ADDRESS
     ----                                            ----------------

     K. L. Husfelt                                100 West Tenth Street
                                                  Wilmington, Delaware 19801

     B. A. Schuman                                100 West Tenth Street
                                                  Wilmington, Delaware 19801

     E. L. Kinsler                                100 West Tenth Street
                                                  Wilmington, Delaware 19801

     6. The corporation is to have perpetual existence.

     7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

     To make, alter or repeal the by-laws of the corporation.

     To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

     To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

     By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The by-laws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the by-laws of the corporation, shall have and may exercise all of the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or by-laws, expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

     When and as authorized by the stockholders in accordance with statute, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

     8. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

     Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

     9. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 28th day of June, 1982.


                                             /s/ K. L. Husfelt
                                             ---------------------------
                                             K. L. Husfelt

                                             /s/ B. A. Schuman
                                             ---------------------------
                                             B. A. Schuman


                                             /s/ E. L. Kinsler
                                             ---------------------------
                                             E. L. Kinsler

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                               SELVAC CORPORATION
                               ------------------

                                   * * * * * *


     The undersigned, ALLAN S. BORKOWSKI, President, and JAMES W. DEER, Secretary, of SELVAC CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DO HEREBY CERTIFY as follows:

     FIRST: At a meeting of the Board of Directors of said Corporation, the directors adopted the following resolution:

               "RESOLVED, that it is advisable and best in the interest of the Corporation to amend Article FOURTH of the Certificate of Incorporation to read as follows:

                              "FOURTH: The total number of shares of capital
                    stock which the Corporation shall have authority to issue is 10,000,000, all of which shall be shares of Common Stock, par value $.01 per share."

          SECOND: That the unanimous consent of the holders of all the outstanding Common Stock entitled to vote on the proposed amendment was obtained and this Certificate is being filed in accordance with Section 242 of the General Corporation Law.

     IN WITNESS WHEREOF, SELVAC CORPORATION has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Allan S. Borkowski, its President, and James W. Deer, its Secretary, this 9th day of November, 1982.


                                             SELVAC CORPORATION


                                             By:     /s/ Allan S. Borkowski
                                                  ------------------------------
                                                     Allan S. Borkowski
                                                         President

[SEAL]

Attest:


  /s/ James W. Deer
- ---------------------
   James W. Deer
     Secretary

8304.28

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                               SELVAC CORPORATION

                                    * * * * *

     The undersigned, MICHAEL B. FREEDMAN, President and Secretary of SELVAC CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DO HEREBY CERTIFY as follows:

     FIRST: At a meeting of the Board of Directors of said corporation, the directors adopted the following resolution:

               "RESOLVED, that it is advisable and best in the interest of the Corporation to amend Article FOURTH of the Certificate of Incorporation to read as follows:

                    FOURTH: (a) The total number of shares of capital stock
               which the Corporation shall have authority to issue is 20,200,000, of which 20,000,000 shares shall be shares of Common Stock, par value $.01 per share, and 200,000 shares shall be shares of Serial Preferred Stock, par value $10.00 per share.

                    (b) All outstanding shares of Common Stock are hereby
               reclassified so that each three (3) shares of Common Stock, $.01 par value, shall represent two (2) shares of Common Stock, $.01 par.

     A statement of the designations, relative rights, preferences, powers, qualifications, limitations and restrictions granted to or imposed on the respective classes of the shares of the Corporation's stock or the holders thereof is as follows:

     A. COMMON STOCK

     Section 1. Voting Rights. Each share of Common Stock shall be equal to every other share of Common Stock in every respect. Each share of Common Stock shall entitle the holder thereof to one vote per share upon all matters upon which stockholders have the right to vote, except for matters, if any, upon which holders of Serial Preferred Stock or any series thereof may have the exclusive right to vote. Except as otherwise provided by law or herein, holders of Common Stock and holders of Serial Preferred Stock shall vote as a single class.

     Section 2. Dividend Rights. No dividends or other distributions shall be made in respect to Common Stock so long as there are dividends arrearages on any of the shares of Serial Preferred Stock are outstanding.

     Section 3. Right Upon Liquidation. In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Corporation the holders of Common Stock shall be entitled to share pro rata in all assets remaining after the payment of, or provision for the payment of, all indebtedness of the Corporation and all amounts payable in liquidation to any class or classes of stock having preferential rights over the Common Stock.


     B. SERIAL PREFERRED STOCK


     Section 1. Issuance in Series. The 200,000 shares of Serial Preferred Stock may, except as otherwise provided in this Certificate, be issued in one or more series with such designations, relative rights, voting powers, cumulative or non-cumulative dividends, redemption provisions, liquidation preferences and other qualifications, limitations and restrictions as the Board of Directors may fix by resolution adopted prior to the issuance of any shares of any such series.

     Section 2. All Series to Rank Pari Passu. Except as otherwise provided in the resolutions creating any series of the Serial Preferred Stock all shares of Serial Preferred Stock of all series shall be entitled to participate pari passu in the amounts provided for dividends and liquidating preferences for shares of Serial Preferred Stock in proportion to the amounts so provided for the shares of each series.

     Section 3. Dividends. Each series shall be entitled to such dividends as may be determined by the Board of Directors at the time of issuance with specification of dates of cumulation if dividends in any such series are cumulative.

     Section 4. Liquidation. In the event of a liquidation, dissolution or winding up of the Corporation, the holders of shares of Serial Preferred Stock shall be entitled to receive out of the assets of the Corporation an amount equal to Ten Dollars ($10) per share, plus any accrued and unpaid dividends thereon to the date fixed for distribution, in preference to and in priority over any such distribution upon the Common Stock of the Corporation and all other shares of stock of the Corporation which are by their terms expressly made junior as to liquidation preferences to Serial Preferred Stock but subject to the prior rights of the holders of shares of other stock of the Corporation which are by their terms expressly made senior as to liquidation preferences to Serial Preferred Stock. If the assets of the Corporation are not sufficient to pay such amounts in full to the holders of Serial Preferred Stock and of any other stock of the Corporation ranking equally with respect to each other, then the holders of Serial Preferred Stock and all such other stock shall share ratably in any such distribution of assets in accordance with the amounts which would be payable on such distribution if the amounts to which the holders of Serial Preferred Stock and all such other stock are entitled were paid in full.

     Section 5(a). Voluntary Redemption. Serial Preferred Stock (or any series) may be redeemed, in whole or in part, at the option of the Corporation by resolution of its Board of Directors at the price of $10 per share plus accrued and unpaid dividends to the date fixed for redemption at any time and from time to time.

     In the event that less than the entire number of the shares of any series of Serial Preferred Stock outstanding is at any one time redeemed by the Corporation, the shares to be redeemed shall be redeemed pro rata from all holders of said series.

     Not less than thirty (30) nor more than sixty (60) days prior to the date fixed for any redemption of Serial Preferred Stock or any part thereof, a notice specifying the time and place of such redemption shall be given by first class mail, postage prepaid, to the holders of record of the shares of Serial Preferred Stock selected for redemption at their respective addresses as the same shall appear on the books of the Corporation, but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for redemption. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

     After the date fixed for the redemption of shares of Serial Preferred Stock by the Corporation, the holders of shares selected for redemption shall cease to be stockholders with respect to such shares and shall have no interest in or claims against the Corporation by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from the Corporation, without interest thereon, upon surrender (and endorsement, if required by the Corporation) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding.

     The Corporation will not, at any time while it has failed to pay a dividend on shares of Serial Preferred Stock, which is required to be paid, purchase any shares of Serial Preferred Stock or redeem fewer that all of the shares of Serial Preferred Stock, or permit any corporation of which it is the direct or indirect owner of shares entitled at the time to elect a majority of the directors of such corporation to purchase any shares of Serial Preferred Stock.

     Section 6. Voting Rights: Changes in Serial Preferred Stock Terms. The Corporation may, in the manner provided by law, from time to time alter or change the preferences, rights or powers of Serial Preferred Stock; provided further, that no alteration or change shall be made which adversely affects the preferences, rights or powers of Serial Preferred Stock, without the affirmative vote or written consent as provided by law of the holders of at least two-thirds (2/3rds) of the outstanding shares of Serial Preferred Stock, voting as a single class. The holders of Serial Preferred Stock shall not be entitled to participate in any such class vote if provision is made pursuant to Section 3 for the redemption, at or prior to the time when any such alteration or change is to take effect, of all shares of Serial Preferred Stock at the time outstanding.

     Section 7. Definition of Common Stock. The term "Common Stock" shall not include any stock of any class of the Corporation which has a preference in respect of dividends or a preference in any liquidation, dissolution or winding up of the Corporation, or which is subject to redemption by the Corporation.

     Section 8. No Other Rights. The shares of the Serial Preferred Stock shall not have any relative, participating, optional or other special rights or powers other than as set forth above and in the Certificate of Incorporation of the Corporation, as amended.

     SECOND: That the unanimous consent of the holders of all the outstanding capital stock entitled to vote on the proposed Amend-ment was obtained and this Certificate is being filed in accordance with
Section 242 of the General Corporation Law.

     IN WITNESS WHEREOF, SELVAC CORPORATION has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Michael B. Freedman, its President and James W. Deer, its Secretary, this 28th day of April 1983.


                                             SELVAC CORPORATION



                                             By:  /s/ Michael B. Freedman
                                                  ------------------------------
                                                       Michael B. Freedman
                                                           President

Attest:


/s/     James W. Deer
- ----------------------------
        James W. Deer
          Secretary







5116A/048A

                           CERTIFICATE OF DESIGNATION

                                     of the

                               BOARD OF DIRECTORS

                                       of

                               SELVAC CORPORATION

                            Creating 50,000 shares of

                   12% CUMULATIVE CONVERTIBLE PREFERRED STOCK,

                                    SERIES A


     SELVAC CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     That at a meeting of the Board of Directors of Selvac Corporation (the "Company") held on April 28, 1983, a resolution was duly adopted creating an initial series of the Serial Preferred Stock as described in said resolution, which is as follows:

     RESOLVED, that there is hereby created an initial series of the Company's Serial Preferred Stock with the following designation, terms, provisions and characteristics:


1.   (A)  Designation:        12% Cumulative Convertible Preferred Stock, Series
                              A ("Series A Preferred Stock").

     (B)  Number of Shares:   Fifty-thousand (50,000).

     (C)  Par Value:          $10 per share.

     (D)  Rate of Dividends:  The shares of Series A Preferred Stock shall be entitled to receive an annual dividend of 12% of the par value thereof, and no more, payable semi-annually on the last day of November and May in each year, except that if any shares are issued on or as of a date other than a dividend payment date the amount of the first dividend shall be prorated from the date of issuance to the next dividend payment date.

     (E)  Cumulation of
          Dividends:          The dividends payable on the Series A Preferred
                              Stock shall be cumulative from the date, or as of the date, issued.

     (F)  Prohibitions on
          Company while
          Dividends are in
          Arrears: So long as there are any accrued and unpaid dividends on the Serial Preferred Stock, the Company shall not make any Stock Payments in respect of any class of Serial Preferred Stock. Stock Payments shall mean (a) all dividends in respect of Common Stock or any class of stock junior to the Serial Preferred Stock and (b) all amounts expended to buy or redeem any shares of any class of capital stock (except that the Company may redeem all shares of all series of Serial Preferred Stock on which there are accrued and unpaid dividends).

     (G)  Conversion
          Privilege:          The holder of any shares of Series A Preferred
                              Stock may at his election exercised at any time prior to the date fixed for redemption of his shares convert them into shares of Common Stock of the Company. The number of shares of Common Stock issuable upon the conversion of Series A Preferred Stock shall be the quotient obtained by dividing the par value of the Series A Preferred Stock ($10 per share) by the Conversion Price (initially $.625 per share). The original number of Common Stock shares issuable will be 16 shares of Common Stock for each share of Series A Preferred Stock converted (the "Conversion Rate").

2.   (A)  Conversion of
          Series A
          Preferred Stock:    The following terms and provisions relate to
                              conversion of Series A Preferred Stock into Common
                              Stock of the Company.

     A. As used herein the following terms unless the context otherwise requires, have the following respective meanings:

     (i) The term "Company" shall mean Selvac Corporation or any corporation which shall succeed to or assume the obligations of Selvac Corporation hereunder.

     (ii) The term "Common Stock" means the Company's common stock, par value $.01 per share.

     (iii) The "Original Issue Date" is May 31, 1983.

     (iv) The term "Other Securities" refers to any stock (other than the Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of shares of Series A Preferred Stock at any time shall be entitled to receive, or shall receive, or shall have received, upon the conversion hereof, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant hereto.

     (v) The term "Securities Act" means the Securities Act of 1933, as the same shall be in effect at the time.

     (vi) The term "Conversion Price" initially means the Conversion Price, shall be subject to adjustment as provided in Subparagraphs E and F hereof.

     B. Sale or Conversion Without Registration. If, at the time of any conversion, transfer or surrender for exchange only of a certificate for Series A Preferred Stock or of Common Stock (or Other Securities) previously issued upon the conversion of this stock certificate, the shares of Series A Preferred Stock or Common Stock (or Other Securities) shall not be registered under the Securities Act, the Company may require, as a condition of allowing such conversion transfer or exchange, that the holder or transferee of such Series A Preferred Stock or Common Stock (or Other Securities), as the case may be, furnish to the Company a satisfactory opinion of counsel acceptable to the Company to the effect that such conversion, transfer or exchange may be made without registration under the Securities Act.

     C. Conversion of Series A Preferred Stock.

     (i) Conversion in Full. Subject to the provisions hereof, the conversion privilege appertaining to shares of Series A Preferred Stock may be exercised in full by the holder hereof by surrender of the stock certificate representing said shares, with the form of subscription at the end thereof duly executed by such holder, to the Company at its principal office.

     (ii) Partial Conversion. Subject to the provisions hereof, the conversion privilege appertaining to a certificate for shares of Series A Preferred Stock may be exercised in part by surrender of the stock certificate in the manner provided in Subparagraph C hereof, except that the conversion shall be effective only as to the number of shares designated the holder in the conversion form at the end thereof. Upon any such partial conversion, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new certificate or certificates of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Series A Preferred Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of the Series A Preferred Stock Certificate minus the number of such shares designated by the holder in the conversion form appearing on the Series A Preferred Stock Certificate.

     D. Delivery of Stock Certificates, etc., upon Conversion. As soon as practicable after the conversion of any Series A Preferred Stock Certificate in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder thereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value, or, if no such market value is available, by the value determined in good faith by the Board of Directors of the Company of one full share, together with any other stock or other securities to which such holder shall be entitled upon such conversion.

     E. Adjustment for Certain Dividends, Reclassification, etc.

     In case at any time or from time to time after the Original Issue Date the holders of Common Stock (or Other Securities) shall have received, or shall have become entitled to receive, without payment therefor, other or additional stock or securities of the Company by way of dividend, stock split or reverse split, reclassification, recapitalization or similar corporate rearrangement, then the holder of Series A Preferred Stock, upon the conversion thereof, shall be entitled to receive the amount of stock and other securities which such holder would have held on the date of such conversion if on the Original Issue Date he had been the holder of record of the number of shares of Common Stock into which said Series A Preferred Stock was convertible and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other or additional (or less) stock and other securities receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions hereof.

     F. Adjustment for Reorganization, Consolidation, Merger, etc.

     In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (C) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of a Series A Preferred Stock Certificate, upon the conversion thereof at any time after the consolidation of such reorganization, consolidation or merger or _______ effective date of such dissolution, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Common Stock (or Other Securities) issuable upon such conversion prior to such consummation or such effective date, the stock or other securities and property

(including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so converted his Series A Preferred Stock certificate immediately prior thereto, all subject to further adjustment thereafter as provided herein.

     G. Further Assurances. The Company will take such action as may be necessary in order that the Company may validly issue fully paid and non-assessable shares of Common Stock or Other Securities upon the exercise of all Warrants from time to time outstanding.

     H. Notice of Record Date, etc. In the event of

     (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

     (ii) any proposed capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

     (iii) any proposed voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

     (iv) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), the Company will cause to be mailed to the holder hereof a notice specifying (i) the date on which such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such capital reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date therein specified.

     I. Reservation of Stock, etc., Issuable on Conversion of Series A Preferred Stock.

     The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of Series A Preferred Stock, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of this Warrant.

     J. Notices, etc. All notices and other communications from the Company to the holder of a certificate for Series A Preferred Stock shall be mailed by first class registered or certified mail, postages prepaid, to such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to the address of the last holder thereof who has so furnished an address to the Company.

     IN WITNESS WHEREOF, Selvac Corporation has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Michael B. Freedman, its President, and James W. Deer, its Secretary, on this 14th day of June, 1983.


                                        SELVAC CORPORATION


                                        By     /s/ Michael B. Freedman
                                             -----------------------------------
                                                    President

Attest:



   /s/ James W. Deer
- -------------------------
       Secretary

                           CERTIFICATE OF DESIGNATION

                                     of the

                               BOARD OF DIRECTORS

                                       of

                               SELVAC CORPORATION

                            Creating 50,000 shares of

                 12% CUMULATIVE CONVERTIBLE PREFERRED STOCK,

                                    SERIES B



     SELVAC CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     That at a meeting of the Board of Directors of Selvac Corporation (the "Company") held on April 28, 1983, a resolution was duly adopted creating a second series of the Serial Preferred Stock as described in said resolution, which is as follows:

     RESOLVED, that there is hereby created a second series of the Company's Serial Preferred Stock with the following designation, terms, provisions and characteristics:

1.    (A) Designation:                 10% Cumulative Convertible
                                       Preferred Stock, Series B ("Series
                                       B Preferred Stock").

      (B) Number of Shares:            Fifty-thousand (50,000).

      (C) Par Value:                   $10 per share.

      (D) Rate of Dividends:           The shares of Series B Preferred Stock
                                       shall be entitled to receive an annual
                                       dividend of 10% of the par value thereof, and no more, payable semi-annually on the last day of June and December in each year, except that the dividends payable in respect of all periods through June
                                       30, 1984 shall be payable in equal
                                       installments on December 31, 1984, June
                                       30, 1985, December 31, 1985 and June 30,
                                       1986, together with interest at 10% per
                                       annum on the deferred dividends.

      (E) Cumulation of Dividends:     The dividends payable on the Series B
                                       Preferred Stock shall be cumulative from the date, or as of the date, issued.

      (F) Prohibitions on
          Company while
          Dividends are in
          Arrears: So long as there are any accrued and unpaid dividends on the Serial Preferred Stock, the Company shall not make and Stock Payments in respect of any class of Serial Preferred Stock. Stock Payments shall mean (a) all dividends in respect of Common Stock or any class of stock junior to the Serial Preferred Stock and
                                       (b) all amounts expended to buy or redeem any shares of any class of capital stock (except that the Company may redeem all shares of all series of Serial Preferred Stock on which there are accrued and unpaid dividends).






      (G) Conversion Privilege:        The holder of the Series B Preferred
                                       Stock may, at any time on or before the
                                       date fixed for redemption, convert all or part of his shares of Preferred Stock into shares of Common Stock of the

                                       Company at such a ratio that if all
                                       50,000 shares of Preferred Stock are
                                       converted at one time the number of
                                       shares of Common Stock issuable to the
                                       holder of Series B Preferred Stock would equal 12% of the then outstanding shares. If less than 50,000 shares of Series B Preferred Stock are converted at any one time, the number of shares of Common Stock issuable shall be that number which bears the same ratio to 12% of the total number of outstanding shares as the number of shares of Series B Preferred Stock converted bears to 50,000 shares. If at any time the holder of Series B Preferred Shares elects to convert them into shares of Common Stock there have been previous conversions of shares of Series B Preferred Stock the shares so issued on previous conversions shall not be included in the outstanding shares for this purpose.

2.    (A) Conversion of
      Series B
      Preferred Stock:                 The following terms and provisions relate
                                       to conversion of Series B Preferred Stock into Common Stock of the Company.


     A. As used herein the following terms unless the context otherwise requires, have the following respective meanings:

          (i) The term "Company" shall mean Selvac Corporation or any corporation which shall succeed to or assume the obligations of Selvac Corporation thereunder.

          (ii) The term "Common Stock" means the Company's common stock, par value $.01 per share.

          (iii) The "Original Issue Date" is April 30, 1983.

          (iv) The term "Other Securities" refers to any stock (other than the Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of shares of Series B Preferred Stock at any time shall be entitled to receive, or shall receive, or shall have received, upon the conversion hereof, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant hereto.

          (v) The term "Securities Act means the Securities Act of 1933, as the same shall be in effect at the time.

     B. Sale of Conversion Without Registration. If, at the time of any conversion, transfer or surrender for exchange only of a certificate for Series B Preferred Stock or of Common Stock (or Other Securities) previously issued upon the conversion of this stock certificate, the shares of Series B Preferred Stock or Common Stock (or Other Securities), shall not be registered under the Securities Act, the Company may require, as a condition of allowing such conversion transfer or exchange, that the holder or transferee of such Series B Preferred Stock of Common Stock (or Other Securities), as the case may be, furnish to the Company a satisfactory opinion of counsel acceptable to the Company to the effect that such conversion, transfer or exchange may be made without registration under the Securities Act.

     C. Conversion of Series B Preferred Stock.

          (i) Conversion in Full. Subject to the provisions hereof, shares of Series B Preferred Stock may be exercised in full by the holder hereof by surrender of the stock certificate representing said shares, with the form of subscription at the end thereof duly executed by such holder, to the Company at its principal office.

          (ii) Partial Conversion. Subject to the provisions hereof, a certificate for shares of Series B Preferred Stock may be exercised in part by surrender of this Warrant in the manner provided in Subparagraph C hereof, except that the conversion shall be effective only as to the number of shares designated by the holder in the conversion form at the end thereof. Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new certificate or certificates of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of the Series B Stock Certificate equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of the Series B Stock Certificate minus the number of such shares designated by the holder in the conversion form appearing on the Series B Preferred Stock Certificate.

     D. Delivery of Stock Certificates, etc., upon Conversion.

     As soon as practicable after the conversion of a Series B Preferred Stock Certificate in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder thereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value, or, if no such market value is available, by the value determined in good faith by the Board of Directors of the Company of one full share, together with any other stock or other securities to which such holder shall be entitled upon such conversion.

     E. Adjustment for Reorganization, Consolidation, Merger, etc.

     In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the holder of a Series B

Preferred Stock Certificate, upon the conversion thereof at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Common Stock (or Other Securities) issuable upon such conversion prior to such consummation or such effective date, the stock or other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so converted his Series B Preferred Stock certificate immediately prior thereto, all subject to further adjustment thereafter as provided herein.

     G. Further Assurances. The Company will take such action as may be necessary in order that the Company may validly issue fully paid and non-assessable shares of Common Stock or Other Securities upon exercise of all Warrants from time to time outstanding.

     H. Notice of Record Date, etc. In the event of

          (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

          (ii) any proposed capital reorganization of the Company, and reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company with or into any other person, or

          (iii) any proposed voluntary on involuntary dissolution, liquidation or winding-up of the Company, or

          (iv) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), the Company will cause to be mailed to the holder hereof a notice specifying (i) the date on which such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such capital reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issued or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date therein specified.

     I. Reservation of Stock, etc., Issuable on Conversion of Series B Preferred Stock.

     The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of Series B Preferred Stock, all shares of Common stock (or Other Securities) from time to time issuable upon the exercise of this Warrant.

     J. Notices, etc. All notices and other communications from the Company to the holder of a certificate for Series B Preferred Stock shall be mailed by first class registered or certified mail, postage prepaid, to such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to the address of the last holder thereof who has so furnished an address to the Company.

3. Redemption Fund.

     The Company shall set aside as a fund to be applied immediately to the redemption of the Series B Preferred Stock in the manner set forth under Voluntary Redemption the following amounts received by the Company

     (i) 15% of the net income in any fiscal year in excess of $100,000;

     (ii) 10% of the net proceeds of any public financing; and

     (iii) 50% of the net proceeds derived from the sale of any equipment purchased from SVC Liquidating Corporation on or about June 30, 1982.

4. Registration of Shares Under the Securities Act of 1933.

     (a) Piggy Back. In the event the Company registers any of its securities for sale under the Securities Act of 1933 after the first public offering on behalf of the Company, the Holder(s) of shares of Series B Preferred or Common Stock issued or to be issued upon conversion of Series B may elect to have his shares included in the Registration Statement without expense to him. At the time of the first offering of shares issued upon conversion, if the Company's underwriters advise that the offering on behalf of the Company cannot proceed unless the offering of the conversion shares on behalf of stockholders is deferred, the shares received upon conversion will not be offered until forty-five days after completion of the Company's offering.

     (b) Demand Registration. On and after January 1, 1984 the holder of a majority of shares of Series Preferred Stock issued or to be issued upon the conversion thereof may demand that the Company register its shares pursuant to the Securities Act of 1933 at the expense of the shareholder. In the event of such demand, the Company will use its best efforts to complete such registration.

5. Representatives on the Board of Directors of the Company.

     So long as any shares Series B Preferred Stock is outstanding, the Holder or Holders of a majority portion thereof, shall have the right to nominate a member of the Board of Directors of good character and repute and the Company will use its best efforts to secure the election of such nominee to the Board of Directors of the Company. Annual audited and quarterly unaudited financial statements of the company shall be furnished promptly to the Holder.

     IN WITNESS WHEREOF, Selvac Corporation has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Michael B. Freedman, its President, and James W. Deer, its Secretary, on this 14th day of June, 1983.


                                                SELVAC CORPORATION



                                                by /s/ Michael B. Freedman
                                                  ------------------------
                                                          President





Attest: /s/ James W. Deer
       -----------------------
             Secretary

                           CERTIFICATE OF DESIGNATION

                                     of the

                               BOARD OF DIRECTORS

                                       of

                               SELVAC CORPORATION

                            Creating 75,000 shares of

                 12% CUMULATIVE CONVERTIBLE PREFERRED STOCK,

                                   1985 SERIES



     SELVAC CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     That at a meeting of the Board of Directors of Selvac Corporation (the "Company") held on April 9, 1986, a resolution was duly adopted creating an additional series of the Serial Preferred Stock as described in said resolution, which is as follows:

     RESOLVED, that there is hereby created an additional series of the Company's Serial Preferred Stock with the following designation, terms, provisions and characteristics:

1.    (A) Designation:                 12% Cumulative Convertible Preferred
                                       Stock, 1985 Series ("1985 Series
                                       Preferred Stock").

      (B) Number of Shares:            Seventy-Five thousand (75,000).

      (C) Par Value:                   $10 per share.

      (D) Rate of
          Dividends:                   The shares of 1985 Series Preferred Stock
                                       shall be entitled to receive an annual
                                       dividend of 12% of the par value thereof, and no more, payable semi-annually on the last day of November and May in each year, except that if any shares are issued on or as of a date other than a dividend payment date the amount of the first dividend shall be prorated from the date of issuance to the next dividend payment date.


      (E) Cumulation of
          Dividends:                   The dividends payable on the 1985 Series
                                       Preferred Stock shall be cumulative from the date, or as of the date, issued.


      (F) Prohibitions on
          Company while
          Dividends are in
          Arrears: So long as there are any accrued and unpaid dividends on the Serial Preferred Stock, the Company shall not make any Stock Payments in respect of any class of Serial Preferred Stock. Stock Payments shall mean (a) all dividends in respect of Common Stock or any class of stock junior to the Serial Preferred Stock and
                                       (b) all amounts expended to buy or redeem any shares of any class of capital stock (except that the Company may redeem all shares of all series of Serial Preferred Stock on which there are accrued and unpaid dividends).

      (G) Conversion
          Privilege:                   The holder of the 1985 Series Preferred
                                       Stock may, at his election exercised at
                                       any time prior to the date fixed for
                                       redemption of his shares convert them
                                       into shares of Common Stock of the
                                       Company. the number of shares of Common
                                       Stock issuable
                                       upon the conversion of 1985 Series
                                       Preferred Stock shall be the quotient
                                       obtained by dividing the par value of the 1985 Series Preferred Stock ($10 per share) by the Conversion Price (initially
                                       $.625 per share). The original number of Common Stock shares issuable will be 16 shares of Common Stock for each share of 1985 Series) Preferred Stock converted
                                       (the "Conversion Rate").

2.    (A) Conversion of
          1985 Series
          Preferred Stock:             The following terms and provisions relate
                                       to conversion of 1985 Series Preferred
                                       Stock into Common Stock of the Company.

     A. As used herein the following terms unless the context otherwise requires, have the following respective meanings:

          (i) The term "Company" shall mean Selvac Corporation or any corporation which shall succeed to or assume the obligations of Selvac Corporation thereunder.

          (ii) The term "Common Stock" means the Company's common stock, par value $.01 per share.

          (iii) The "Original Issue Date" is May 31, 1986.

          (iv) The term "Other Securities" refers to any stock (other than the Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of shares of 1985 Series Preferred Stock at any time shall be entitled to receive, or shall receive, or shall have received, upon the conversion hereof, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant hereto.

          (v) The term "Securities Act means the Securities Act of 1933, as the same shall be in effect at the time.

          (vi) The term "Conversion Price" initially means the Conversion Price, shall be subject to adjustment as provided in Subparagraphs E and F hereof.

     B. Sale of Conversion Without Registration. If, at the time of any conversion, transfer or surrender for exchange only of a certificate for 1985 Series Preferred Stock or of Common Stock (or Other Securities) previously issued upon the conversion of this stock certificate, the shares of 1985 Series Preferred Stock or Common Stock (or Other Securities), shall not be registered under the Securities Act, the Company may require, as a condition of allowing such conversion transfer or exchange, that the holder or transferee of such 1985 Series Preferred Stock of Common Stock (or Other Securities), as the case may be, furnish to the Company a satisfactory opinion of counsel acceptable to the Company to the effect that such conversion, transfer or exchange may be made without registration under the Securities Act.

     C. Conversion of 1985 Series Preferred Stock.

     (i) Conversion in Full. Subject to the provisions hereof, the conversion privilege appertaining to shares of 1985 Series Preferred Stock may be exercised in full by the holder hereof by surrender of the stock certificate representing said shares, with the form of subscription at the end thereof duly executed by such holder, to the Company at its principal office.

          (ii) Partial Conversion. Subject to the provisions hereof, a certificate for shares of 1985 Series Preferred Stock may be exercised in part by surrender of the stock certificate in the manner provided in Subparagraph C hereof, except that the conversion shall be effective only as to the number of shares designated by the holder in the conversion form at the end thereof. Upon any such partial conversion, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new certificate or certificates of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of the 1985 Series Stock Certificate equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of the 1985 Series Stock Certificate minus the number of such shares designated by the holder in the conversion form appearing on the 1985 Series Preferred Stock Certificate.

     D. Delivery of Stock Certificates, etc., upon Conversion.

     As soon as practicable after the conversion of any 1985 Series Preferred Stock Certificate in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder thereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value, or, if no such market value is available, by the value determined in good faith by the Board of Directors of the Company of one full share, together with any other stock or other securities to which such holder shall be entitled upon such conversion.

     E. Adjustment for Certain Dividends, Reclassification, etc.

     In case at any time or from time to time after the Original Issue Date the holders of Common Stock (or Other Securities) shall have received, or shall have become entitled to receive, without payment therefor, other or additional stock or securities of the Company by way of dividend, stock split or reverse split, reclassification, recapitalization or similar corporate rearrangement, then the holder of 1985 Series Preferred Stock, upon the conversion thereof, shall be entitled to receive the amount of stock and other securities which such holder would have held on the date of such conversion if on the Original Issue Date he had been the holder of record of the number of shares of Common Stock into which said 1985 Series Preferred Stock was convertible and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other or additional (or less) stock and other securities receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions hereof.

     F. Adjustment for Reorganization, Consolidation, Merger, etc.

     In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the holder of a 1985 Series Preferred Stock Certificate, upon the conversion thereof at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Common Stock (or Other Securities) issuable upon such conversion prior to such consummation or such effective date, the stock or other securities and property (including cash) to which such holder would have been entitled upon consummation or in connection with such dissolution, as the case may be, if such holder had so converted his 1985 Series Preferred Stock certificate immediately prior thereto, all subject to further adjustment thereafter as provided herein.

     G. Further Assurances. The Company will take such action as may be necessary in order that the Company may validly issue fully paid and non-assessable shares of Common Stock or Other Securities upon exercise of all Warrants from time to time outstanding.

     H. Notice of Record Date, etc. In the event of

          (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

          (ii) any proposed capital reorganization of the Company, and reclassification or recapitalizaton of the capital stock of the Company or any transfer of all or substantially all the assets of the Company with or into any other person, or

          (iii) any proposed voluntary on involuntary dissolution, liquidation or winding-up of the Company, or

          (iv) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the

Warrants), the Company will cause to be mailed to the holder of 1985 Series Preferred Stock a notice specifying (i) the date on which such record is to be taken for the purpose of such dividend, distribution or right, (ii) the date on which any such capital reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issued or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date therein specified.

     I. Reservation of Stock, etc., Issuable on Conversion of Series B Preferred Stock.

     The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of Series B Preferred Stock, all shares of Common stock (or Other Securities) from time to time issuable upon the exercise of this Warrant.

     J. Notices, etc. All notices and other communications from the Company to the holder of a certificate for 1985 Series Preferred Stock shall be mailed by first class registered or certified mail, postage prepaid, to such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to the address of the last holder thereof who has so furnished an address to the Company.

     IN WITNESS WHEREOF, Selvac Corporation has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Michael B. Freedman, its President, and James W. Deer, its Secretary, on this 30th day of June, 1983.

                                                SELVAC CORPORATION



                                                By /s/ Michael B. Freedman
                                                  ------------------------
                                                          President





Attest: /s/ James W. Deer
       -----------------------
             Secretary

                            CERTIFICATE OF AMENDMENT

                                     of the

                          CERTIFICATE OF INCORPORATION

                                       of

                               SELVAC CORPORATION

                                 * * * * * *


     The undersigned, MICHAEL B. FREEDMAN, President, and JAMES W. DEER, Secretary, of SELVAC CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     FIRST: At a meeting of the Board of Directors of said Corporation, the directors adopted the following resolution:

          RESOLVED, that it is advisable and best in the interest of the Corporation to amend the Certificate of Incorporation by adding a new Paragraph 10, which will read as follows:

               10. No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its Stockholders; (ii) for acts or omissions not in good faith or which involve intention misconduct or a knowing violation of law; (iii) for the payment of unlawful dividends or unlawful stock repurchases or redemptions under Section 174 of the

            Delaware General Corporation Law: or (iv) for any transactions from which the Director derived an improper personal benefit.

     SECOND: The above amendment was submitted to a meeting of the holders of Common Stock and A Serial Preferred Stock, constitution all classes of stock entitled to vote thereon, and was approved by the requisite majority of each class. This Certificate is being filed in accordance with Section 242 of the General Corporation Law.

     IN WITNESS WHEREOF, SELVAC CORPORATION has caused this certificate to be signed and its corporate seal to be affixed and this Certificate to be signed by Michael B. Freedman, its President, and James W. Deer, its Secretary, on this 9th day of March, 1988.

                                                SELVAC CORPORATION



                                                by /s/ Michael B. Freedman
                                                  ------------------------
                                                          President





Attest: /s/ James W. Deer
       -----------------------
             Secretary

                   CERTIFICATE OF DESIGNATIONS, PREFERENCES

                   AND RIGHTS OF 5% CUMULATIVE CONVERTIBLE

                            PREFERRED STOCK, SERIES C

                              OF SELVAC CORPORATION



     Selvac Corporation (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation, as amended, of the Company, and pursuant to
Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly held on May 13, 1996, adopted resolutions providing for the designations, preferences and relative, participating optional or other rights, and the qualification, limitations or restriction thereof, of ten thousand (10,000) shares of 5% Cumulative Convertible Preferred Stock, Series C, of the Company, as follows:

               RESOLVED, that the Company is authorized to issue 10,000 shares of 5% Cumulative Convertible Preferred Stock, Series C, $10 par value (the "Preferred Shares"), which shall have the following powers, designations, preferences and other special rights:

                    (1) Dividends. The holders of the Preferred Shares shall be entitled to a cash dividend of five percent (5%) per annum of the Stated Value (as defined below), on a cumulative basis with quarterly compounding (prorated for any portion of the applicable period during which the Preferred Shares are outstanding). Dividends shall accrue from the date of issuance of the Preferred Shares and shall be payable quarterly commencing August 31, 1996, though and including the date on which the Preferred Shares are no longer outstanding.

                    (2) Conversion of Preferred Shares. The holders of the
               Preferred Shares shall have the right, at their option, to convert the

               Preferred Shares into shares of Common Stock on the following terms and conditions:

                    (a) Conversion Right. Each Preferred Share shall be
               convertible, at any time after the earlier of (i) the ninetieth
               (90th) day following the date of issuance or (ii) the date the Registration Statement (the "Registration Statement"), which the Company is required to file pursuant to Section 2(a) of the Registration Rights Agreement of even day herewith by and among the Company and the investor named therein (the "Registration Rights Agreement"), is declared effective (the "Effective Date") by the U.S. Securities and Exchange Commission (the "SEC"), into fully paid and nonassessable shares (calculated to the nearest whole share) of Common Stock, at the conversion price (the "Conversion Price") in effect at the time of conversion determined as hereinafter provided; provided, however, that in no event shall any holder be entitled to convert Preferred Shares if, after giving effect to such conversion, the number of shares of Common Stock beneficially owned by such holder for purposes of calculating beneficial ownership in accordance with Sections 13
               (d) and 16 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder ("Sections 13(d) and 16"), including, without limitation, any person serving as an adviser to any holder (collectively, the "Related Persons"), would exceed four and nine-tenths percent (4.9%) of the outstanding shares of Common Stock (calculated in accordance with Sections 13(d) and
               16). Each Preferred Share shall have a value of One Thousand Dollars ($1,000) (the "Stated Value") for the purpose of such conversion and the number of shares of Common Stock issuable upon conversion of each of the Preferred Shares shall be determined by dividing the Stated Value thereof by the Conversion Price then if effect. Every reference herein to the Common Stock of the Company (unless a different intention is expressed) shall be to the shares of the Common Stock of the Company, $.01 par value, as such stock exists immediately after the issuance of the Preferred Shares provided for hereunder, or to stock into which such common Stock may be changed from time to time thereafter.

                    (b) Conversion Price. The Conversion Price shall be the
               lesser of (i) eighty percent (80%) (the "Conversion Percentage") of the average Market Price (as defined below) for the Common Stock for the five (5) consecutive trading days ending one trading day prior to the date of the Conversion Notice) (as defined below), subject to adjustment as provided herein, or (ii) $7.50 (the "fixed Conversion Price"); provided however, that in no event shall the Conversion Price be less than $3.00 (the "Floor Price").

                    (c) Adjustment to Conversion Percentage. If the Effective
               Date has not occurred within ninety (90) days after the date of issuance of the Preferred Shares, or if, after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement by reason of stop order, the Company's failure to update the Registration Statement in accordance with the rules and regulations of the SEC or otherwise, or if the Common Stock is not listed or included for quotation on the National Market of the National Association of Securities Dealers Automated Quotation System ("NASDAQ-NM"), the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX"), or the NASDAQ SmallCap Market ("NASDAQ SmallCap") then, as partial relief for the damages to the holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available in law or in equity), the Conversion Percentage shall be reduced by a number of percentage points equal to the Discount Amount (as hereinafter defined) multiplied by the sum of: (i) the number of months (prorated for partial months) after the end of such 90 day period and prior to the date the Registration Statement is declared effective by the SEC; (ii) the number of months (prorated for partial months) that sales cannot be made pursuant to the Registration Statement (by reason of stop order, the Company's failure to update the Registration or otherwise) after the Registration Statement has been declared effective; and (iii) the number of months (prorated for partial months) that the Common Stock is not listed or included for quotation on the NASDAQ-NM, NYSE, AMEX, or the NASDAQ SmallCap after the Registration Statement has been declared effective. The "Discount Amount" for the first month during which adjustment is required pursuant to this Section shall be one and one-half (1 1/2); for the second month, two (2); and for the third month and each month thereafter, three (3). (For example, if the Registration Statement becomes effective one and one-half (1 1/2) months after the end of such 90 day period, the Conversion Percentage would be 77.5% until any subsequent adjustment; if thereafter sales could not be made pursuant to the Registration Statement for a period of two (2) additional months, the Conversion Percentage would then be 72%.) If the Holder converts Preferred Shares into Common Stock and an adjustment to the Conversion Percentage is required subsequent to such conversion, but prior to the sale of such Common Stock by such holder, an amount equal to the Average Market Price of the Common Stock obtained upon conversion of such Preferred Shares for the five (5) trading days ending one (1) trading day prior to the date of such conversion multiplied by a fraction, the numerator of which shall be the applicable Discount Amount and the denominator of which shall be one hundred (100), multiplied by the number of months (prorated for partial months) for which an adjustment was required. Such amount may be paid at the Company's option in cash or in Common Stock ("Damage Shares") whose value is based on the Average Market Price of the Common Stock for the period of five (5) consecutive trading days ending on the date of the sale of such Common Stock; provided, however, that any amounts due as to that period during which the shares are not traded or included for quotation on the NASDAQ-NM, NYSE, AMEX, or the NASDAQ SmallCap shall be paid in cash only; provided, further, however, that in no event shall shares be issued hereunder if, after giving effect to such issuance, the number of shares of Common Stock beneficially owned by such holder and all Related Persons would exceed four and nine tenths percent (4.9%) of the outstanding shares of Common Stock (calculated in accordance with Sections 13(d) and 16); cash shall be paid in lieu of any shares which cannot be issued pursuant to this second proviso. (For example, if the Conversion Percentage was 77.5% at the time of conversion of $1,000,000 in Stated Value of Preferred Shares (such that the Preferred Shares were converted into Common Stock having an Average Market Price for the applicable period in aggregate of $1,290,322.50) and subsequent to conversion there was a further two (2) month delay in the Registration Statement's being declared effective, and such Common Stock was sold at the end of such two (2) month period, the Company would pay to the holder $70,967.74 in cash or Damage Shares.)

                    "Average Market Price" of any security for any period shall be computed as the arithmetic average of the closing bid prices for such security for each trading day in such period on the NASDAQ SmallCap, or, if the NASDAQ SmallCap is not the principal trading market for such security, or, if the market value cannot be calculated for such period on any of the foregoing bases, the average fair market value during such period as reasonable determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split, or other similar transaction during such period or between the end of such period and the date of conversion or dividend payment, as applicable).

                    (d) Conversion Notice. On presentation and surrender to the
               Company (or at any office or agency maintained for the transfer of the Preferred Shares) of the certificates of Preferred Shares so to be converted, duly endorsed in blank for transfer or accompanied by proper instruments of assignment or transfer in blank ( a "Conversion Notice"), the holder of such Preferred Shares shall be entitled, subject to the limitations herein contained, to receive in exchange therefor a certificate or certificates for fully paid and nonassessable shares, which certificates shall be delivered by the second trading day after the date of delivery of the Conversion Notice, and cash for fractional shares, of Common Stock on the foregoing basis. The Preferred Shares shall be deemed to have been converted, and the person converting the same to have become the holder of record of Common Stock, for all purposes as of the date of delivery of the Conversion Notice.

                    (e) Major Transactions. If the Company shall consolidate
               with or merge into any corporation or reclassify its outstanding shares of Common Stock (other than by way of subdivision or reduction of such shares) (each a "Major Transaction"), then each Preferred Share shall thereafter shall be convertible into the number of shares of stock or securities (the "Resulting Securities") or property of the Company, or of the entity resulting from such consolidation or merger, to which a holder of the number of shares of Common Stock delivered upon conversion of such Preferred Share would have been entitled upon such Major Transaction had the holder of such Preferred Share exercised its right of conversion and had such Common Stock been issued and outstanding and had such holder been the holder of record of such Common Stock at the time of such Major Transaction, and the Company shall make lawful provision therefor as a part of such consolidation, merger or reclassification; provided, however, that the Company shall give the holders of the Preferred Shares written notice of any Major Transaction promptly upon the execution of any agreement whether or not binding in connection therewith (including without limitation a letter of intent or agreement in principle) and in no event shall a Major Transaction be consummated prior to forty-five (45) days after such notice.

                    (f) Fractional Shares. The Company shall not issue any
               fraction of a share of Common Stock upon any conversion, but shall pay in cash therefor at the Conversion Price then in effect multiplied by such fraction.

                    (g) Reservation of Shares. The Company shall, so long as any of the Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares then outstanding.

                    (h) Taxes. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Preferred Shares as herein provided. The Company shall not be required in any event to pay any transfer or other taxes by reason of the issuance of such Common Stock in names other than those in which the Preferred Shares surrendered for conversion are registered on the Company's records, and no such conversion or issuance of Common Stock shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or established to the satisfaction of the Company and its transfer agent, if any, that such tax has been paid.

                    (3) Voting Rights. Holders of Preferred Shares shall have no voting rights, except as required by law and by Section 6 hereof.

                    (4) Redemption. The Company waives all redemption rights
               with respect to the Preferred Shares.

                    (5) Preferred Rank. All shares of Common Stock shall be of junior rank to all Preferred Shares in respect to the preferences as to distributions and payments upon liquidation, dissolution or winding up of the Company. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Preferred Shares.

                    (6) Vote to Change the Terms of Preferred Shares. The
               affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares shall be required to amend, alter, change or repeal any of the powers, designations, preferences and rights of the Preferred Shares.

     IN WITNESS WHEREOF, the Company has caused this certificate to be signed by James Leonard, its President, this 15th day of May 1996.




                                                SELVAC CORPORATION



                                                By: /s/ James Leonard
                                                    ------------------------
                                                          President

                            Certificate of Amendment

                                       of

                          Certificate of Incorporation

                                       of

                               SELVAC CORPORATION



     SELVAC CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

     FIRST: By unanimous written consent, dated May 29, 1996, the directors of said Corporation adopted the following resolutions:

          RESOLVED, that it is advisable and in the best interests of the Company to amend Article FIRST of the Certificate of Incorporation to read in its entirety as follows:

          "FIRST: The name of the corporation is MEHL/BIOPHILE INTERNATIONAL CORPORATION.";

        RESOLVED, that it is advisable and in the best interests of the Company to amend Article FOURTH of the Certificate of Incorporation by replacing paragraphs (a) and (b) with the following:

          "The total number of shares of capital stock which the Corporation shall have the authority to issue is 60,200,000 of which 60,000,000 shares shall be shares of Common Stock, with a par value of $.01 per share, and 200,000 shares shall be shares of Serial Preferred Stock, with a par value of $10.00 per share.";

     SECOND: That the approval of the holders of a majority of all the outstanding capital stock entitled to vote on the proposed amendments was obtained at a meeting of stockholders held on June 4, 1996 and this Certificate is being filed in accordance with Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by James J. Leonard, its President, this 4th day of June, 1996.



                                                Selvac Corporation





                                                By: /s/ James Leonard
                                                    ------------------------
                                                         President





                                       -2-